UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 5, 2012 (May 31, 2012)

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)           The Annual Meeting of Stockholders of Healthways, Inc. was held on May 31, 2012.
(b)           The following proposals were voted upon at the Annual Meeting of Stockholders:

(i)
Nominations to elect Kevin G. Wills, Jay C. Bisgard, M.D., Mary Jane England, M.D., John A. Wickens and William D. Novelli as Directors of the Company. The results of the election of the above-mentioned nominees were as follows:

	For	Withheld
Kevin G. Wills	26,307,072	731,411
Jay C. Bisgard, M.D.	24,350,192	2,688,291
Mary Jane England, M.D.	23,872,067	3,166,416
John A. Wickens	24,385,676	2,652,807
William D. Novelli	23,667,573	3,370,910

(ii)	To consider and act upon an advisory vote on executive compensation. The voting results were as follows:

For	Against	Abstain from Voting
8,715,528	17,508,384	814,571

(iii)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2012. The voting results were as follows:

For	Against	Abstain from Voting
28,178,028	1,582,526	8,467

(iv)	To consider and act upon a stockholder proposal regarding declassification of the Company's Board of Directors. The voting results were as follows:

For	Against	Abstain from Voting
24,558,123	2,451,365	28,995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine
Chief Financial Officer

Date:  June 5, 2012